SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF THE REPORT (Date of Earliest Event Reported): August 19, 1997

                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       PENNSYLVANIA                   0-17007                 23-2486815
(STATE OR OTHER JURISDICTION     (COMMISSION FILE          (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)              IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422

                          FIRST REPUBLIC BANCORP, INC.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)


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Item 4. Changes in Registrant's Certifying Accountant

          On August 19, 1997, Registrant engaged a new principal accountant, KPMG Peat Marwick, LLP, to audit the financial statements of the Registrant for the year ending December 31, 1997. The Registrant's new accountants were not consulted as to the accounting treatment of any specific transaction or the form of a proposed audit opinion on the Registrant's financial statements. Since there were no disagreements with Coopers & Lybrand during the Registrant's two most recent fiscal years and the interim period through April 14, 1997 (the date of Cooper & Lybrand's resignation) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, there were no consultations with KPMG Peat Marwick regarding any possible disagreements. KPMG Peat Marwick was provided a copy of this disclosure and was given an opportunity to respond or clarify these statements.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   REPUBLIC FIRST BANCORP, INC.
                                         (Registrant)

Dated: August 20, 1997                   By: /s/   ROLF A. STENSRUD
                                                   ----------------
                                                   Rolf A. Stensrud,
                                                   President and
                                                   Chief Executive Officer




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